Exhibit 10.1

LIMITED WAIVER AND AMENDMENT NO. 17 TO
AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

This Limited Waiver and Amendment No. 17 to Amended and Restated Note Purchase Agreement (this “Amendment”), is dated as of August ___, 2020, is made by and among (i) AEMETIS ADVANCED FUELS KEYES, INC., a Delaware corporation (“AEFK”), AEMETIS FACILITY KEYES, INC., a Delaware corporation (“Keyes Facility”, together with AEFK, the “Borrowers”), AEMETIS, INC., a Nevada corporation (“Parent”), and (ii) THIRD EYE CAPITAL CORPORATION, an Ontario corporation, as agent for the Noteholders (“Administrative Agent”), THIRD EYE CAPITAL CREDIT OPPORTUNITIES FUND – INSIGHT FUND and NINEPOINT – TEC PRIVATE CREDIT FUND (collectively, the “Noteholders”).

RECITALS

A.           The Borrowers, Administrative Agent and Noteholders entered into the Amended and Restated Note Purchase Agreement dated as of July 6, 2012, as amended from time to time including most recently by an Amendment No. 16 dated as of November 8, 2019 (as the same may be amended, restated, supplemented, revised or replaced from time to time, the “Agreement”). Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

B.           The Borrowers have requested, and the Administrative Agent has agreed to waive certain financial covenants included in the Agreement, in each case on the terms and conditions contained herein.

C.           The Borrowers have requested, and the Administrative Agent and Noteholders have agreed to extend the maturity dates of the Notes indicated in the Agreement, on the terms and conditions contained herein and in reliance on Section 12.8 of the Agreement.

AGREEMENT

SECTION 1.     Reaffirmation of Indebtedness. The Borrowers hereby confirm that as of July 31, 2020, the outstanding principal balance of the Notes (excluding accrued interest) is $111,431,228.58.

SECTION 2.     Recitals Part of Agreement. The foregoing recitals are hereby incorporated into and made a part of the Agreement, including all defined terms referenced therein.

SECTION 3.     Maturity Date Extension. Section 1.1 of the Agreement is hereby amended by substituting the following definitions in lieu of the versions of such terms and related definitions contained in the Agreement, as applicable, in the appropriate alphabetical order:

                        “Acquisition Notes Stated Maturity Date” means April 1, 2020; provided that the Acquisition Notes Stated Maturity Date may be extended twice for two 1-year terms upon written notice to the Administrative Agent of the Borrowers’ election to extend not earlier than 60 days, and not later than 30 days, prior to the then applicable maturity date, so long as at the time of each such extension (a) no Default or Event of Default has occurred and is continuing under any Financing Document and (b) the Borrowers pay to the Administrative Agent an extension fee in cash in an amount equal to 1% of the Note Indebtedness in respect to the Acquisition Notes which fee shall be deemed fully earned and nonrefundable, provided that such fee (in each instance) may be added to the outstanding principal balance of the Acquisition Notes on the effective date of each such extension at the election of the Borrowers.”

“Existing Notes Stated Maturity Date” means April 1, 2020; provided that the Existing Notes Stated Maturity Date may be extended twice for two 1-year terms upon written notice to the Administrative Agent of the Borrowers’ election to extend not earlier than 60 days, and not later than 30 days, prior to the then applicable maturity date, so long as at the time of the extension (a) no Default or Event of Default has occurred and is continuing under any Financing Document, (b) the Borrowers pay to the Administrative Agent an extension fee in cash in an amount equal to 1% of the Note Indebtedness in respect to the Existing Notes which fee shall be deemed fully earned and nonrefundable, provided that such fee (in each instance) may be added to the outstanding principal balance of the Existing Notes on the effective date of such extension at the election of the Borrowers.”

“Revenue Participation Notes Stated Maturity Date” means April 1, 2020; provided that the Revenue Participation Notes Stated Maturity Date may be extended twice for two 1-year terms upon written notice to the Administrative Agent of the Borrowers’ election to extend not earlier than 60 days, and not later than 30 days, prior to the then applicable maturity date, so long as at the time of the extension (a) no Default or Event of Default has occurred and is continuing under any Financing Document and (b) the Borrowers pay to the Administrative Agent an extension fee in cash in an amount equal to 1% of the Note Indebtedness in respect to the Revenue Participation Notes which fee shall be deemed fully earned and nonrefundable, provided that such fee (in each instance) may be added to the outstanding principal balance of the Revenue Participation Notes on the effective date of such extension at the election of the Borrowers.”

“Revolving Notes Stated Maturity Date” means April 1, 2020; provided that the Revolving Notes Stated Maturity Date may be extended twice for two 1-year terms upon written notice to the Administrative Agent of the Borrowers’ election to extend not earlier than 60 days, and not later than 30 days, prior to the then applicable maturity date, so long as at the time of the extension (a) no Default or Event of Default has occurred and is continuing under any Financing Document and (b) the Borrowers pay to the Administrative Agent an extension fee in cash in an amount equal to 1% of the Note Indebtedness in respect to the Revolving Notes which fee shall be deemed fully earned and nonrefundable, provided that such fee (in each instance) may be added to the outstanding principal balance of the Revolving Notes on the effective date of such extension at the election of the Borrowers.”

SECTION 4. Unfunded Capital Expenditures Waiver.

(1)            Based on the information provided to the Administrative Agent by the Borrowers, the Borrowers reported that the Consolidated Unfunded Capital Expenditures for the Fiscal Quarters ending March 31, 2020 and June 30, 2020 exceeded the $100,000 limit in Section 6.2(d) of the Agreement which non-compliance, in each instance would, but for this waiver, constitute an Event of Default under the Agreement (the “Unfunded Capital Expenditures Violations”).

(2)            Subject to the terms of this Amendment, the Administrative Agent waives, as of the Effective Date, the Unfunded Capital Expenditures Violations; provided that the Borrowers shall be and remain obligated to comply with their obligations as stated in Section 6.2(d) of the Agreement, on a going forward basis thereafter.

SECTION 5. Permitted Indebtedness Waiver

(1)            Based on the information provided to the Administrative Agent by the Borrowers, the Borrowers reported that pursuant to an Equipment Purchase Agreement between the Parent and Mitsubishi Chemical America Inc., dated August 24, 2018 as amended, the Parent purchased certain equipment resulting in the Parent owing Indebtedness of $5,652,375 thereunder which is a violation of Section 6.4(a) of the Agreement, which non-compliance would, but for this waiver, constitute an Event of Default under the Agreement (the “Permitted Indebtedness Violation”).

(2)            Subject to the terms of this Amendment, the Administrative Agent waives, as of the Effective Date, the Permitted Indebtedness Violation provided that the Borrowers shall be and remain obligated to comply with their obligations as stated in Section 6.4(a) of the Agreement, on a going forward basis thereafter.

SECTION 6. Redemption Event Waiver

(1)            Based on the information provided to the Administrative Agent by the Borrowers, the Borrowers reported that in the period of April 2019 through to March 2020 they received $778,268.15 in proceeds from a government grant under the Joint Bioenergy Institute program, which grant triggered a Redemption Event under the Agreement, following which, the Borrowers failed to redeem Notes equal to the amount required in accordance with Section 4.2(1) of the Agreement, which non-compliance would, but for this waiver, constitute an Event of Default under the Agreement (the “Redemption Event Violation”).

(2)            Subject to the terms of this Amendment, the Administrative Agent waives, as of the Effective Date, the Redemption Event Violation provided that the Borrowers shall be and remain obligated to comply with their obligations as stated in Section 4.2(1) of the Agreement, on a going forward basis thereafter.

SECTION 7. Payroll Waiver

(1)            With respect to the global coronavirus Covid-19 pandemic, each of AEFK and Parent have indicated their desire to apply for the United States government’s Payroll Protection Program whereby each will enter into a loan agreement with Bank of America in the forms attached as Schedule “A” (collectively, the “Payroll Loan”). The entering into and receipt of the Payroll Loan, if not for the provision of the waiver herein below by the Administrative Agent, would constitute a breach under Section 6.4(a) of the Agreement.

(2)            Subject to the terms of this Amendment, the Administrative Agent hereby consents to the Payroll Loan on the terms indicated in Schedule “A” hereto provided that: (i) the Company Parties hereby covenant and agree not to amend any term of the Payroll Loan or extend the maturity date without the prior written consent of the Administrative Agent; (ii) the Company Parties agree to take advantage of and apply for all debt forgiveness and relief opportunities offered under the Payroll Loan, as more particularly outlined in Section 8 of the Payroll Loan; and (iii) the Company Parties hereby acknowledge their obligations under Section 6.4(c) of the Agreement and covenant and agree not to create, incur, assume or suffer to exist any Lien with respect to the Payroll Loan.

SECTION 8. Subordinated Debt Waiver

(1)            Based on the information provided to the Administrative Agent by the Borrowers, on June 29, 2020 the Borrowers remitted $250,000 in repayment of a Subordinated Debt owed to David Lies, a subordinated debt holder, in contravention of Section 6.4(u) of the Agreement, which non-compliance would, but for this waiver, constitute an Event of Default (the "Subordinated Debt Violation").

(2)            Subject to the terms of this Amendment, the Administrative Agent waives, as of the Effective Date, the Subordinated Debt Violation; provided that the Borrowers shall be and remain obligated to comply with their obligations as stated in Section 6.4(u) of the Agreement, on a going forward basis thereafter.

SECTION 9.         Note Indebtedness to Keyes Plant Values Waiver

(1)            Based on the information provided to the Administrative Agent by the Borrowers, the Borrowers reported that they will not comply with the “Note Indebtedness to Keyes Plant Values” requirement pursuant to Section 6.2(b) of the Agreement for the Fiscal Quarters ending March 31, 2021 and June 30, 2021, which non-compliance will, but for this waiver, in each case constitute an Event of Default under the Agreement (the “Note Indebtedness Violation”).

(2)            Subject to the terms of this Amendment, the Administrative Agent waives, as of the Effective Date, the Note Indebtedness Violation provided that the Borrowers shall be and remain obligated to comply with their obligations as stated in Section 6.2(b) of the Agreement, on a going forward basis thereafter.

SECTION 10.   Blocked Account Agreements Amendment. Section 6.3 of the Agreement is hereby amended by inserting the new paragraph, in the appropriate roman numeral order:

“(cc)             In addition to, and not in derogation or replacement of any other provision of this Agreement, by August 31, 2020, the Borrowers shall deliver Blocked Account Control Agreements, in form and substance satisfactory to the Administrative Agent, with Bank of America which shall be subject to an activation notice and daily sweep mechanism and which shall require that the Borrowers obtain the Administrative Agent’s consent for any disbursements from such Blocked Account greater than $100,000 (excluding any payments of feedstock, utility costs or payroll, in each case in the ordinary course), with respect to the deposit accounts of each Company Party as dictated by the Administrative Agent.”

SECTION 11.        Conditions to Effectiveness. This Amendment shall be effective on the date first written above but subject to satisfaction of the following conditions precedent:

(A)            Administrative Agent shall have been paid an amendment fee in the amount of either (i) $300,000 in cash or (ii) $400,000 in shares of Parent valued at the 10-day value-weighted average price on the date of this Amendment, which fee shall be deemed fully earned and nonrefundable on the effective date of this Amendment.

(B)            Borrowers shall, and will cause the other Company Parties to, have performed and complied with all of the covenants and conditions required by this Amendment and the Note Purchase Documents to be performed and complied with upon the effective date of this Amendment.

(C)           Administrative Agent shall have received all other approvals, opinions, documents, agreements, instruments, certificates, schedules and materials as Administrative Agent may reasonably request.

Each Borrower acknowledges and agrees that the failure to perform, or to cause the performance of, the covenants and agreements in this Amendment will constitute an Event of Default under the Agreement and Administrative Agent and Noteholders shall have the right to demand the immediate repayment in full in cash of all outstanding Indebtedness owing to Administrative Agent and Noteholders under the Agreement, the Notes and the other Note Purchase Documents. In consideration of the foregoing and the transactions contemplated by this Amendment, each Borrower hereby: (i) ratifies and confirms all of the obligations and liabilities of such Borrower owing pursuant to the Agreement and the other Note Purchase Documents, and (ii) agrees to pay all costs, fees and expenses of Administrative Agent and Noteholders in connection with this Amendment.

SECTION 12.             Agreement in Full Force and Effect as Amended. Except as specifically amended or waived hereby, the Agreement and other Note Purchase Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended. Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of, or consent to or departure from, any provisions of the Agreement or any other Note Purchase Document or any right, power or remedy of Administrative Agent or Noteholders thereunder, nor constitute a course of dealing or other basis for altering any obligation of the Borrowers, or a waiver of any provision of the Agreement or any other Note Purchase Document, or any other document, instrument or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the execution date of this Amendment or as a result of performance hereunder or thereunder. This Amendment shall not preclude the future exercise of any right, remedy, power, or privilege available to Administrative Agent or Noteholders whether under the Agreement, the other Note Purchase Documents, at law or otherwise. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation or satisfaction and accord of the Agreement or any other Note Purchase Documents, but rather shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement and Note Purchase Documents as amended by this Amendment, as though such terms and conditions were set forth herein. Each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Agreement as amended by this Amendment, and each reference herein or in any other Note Purchase Documents to “the Agreement” shall mean and be a reference to the Agreement as amended and modified by this Amendment.

SECTION 13.              Representations by Parent and Borrowers. Each of the Parent and the Borrowers hereby represents and warrants to Administrative Agent and Noteholders as of the execution date of this Amendment as follows: (A) it is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation; (B) the execution, delivery and performance by it of this Amendment and all other Note Purchase Documents executed and delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (i) its articles of incorporation, bylaws or other organizational documents, or (ii) any applicable law; (C) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Entity or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or any other Note Purchase Documents executed and delivered in connection herewith by or against it; (D) this Amendment and all other Note Purchase Documents executed and delivered in connection herewith have been duly executed and delivered by it; (E) this Amendment and all other Note Purchase Documents executed and delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (F) it is not in default under the Agreement or any other Note Purchase Documents and no Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; and (G) the representations and warranties contained in the Agreement and the other Note Purchase Documents are true and correct in all material respects as of the execution date of this Amendment as if then made, except for such representations and warranties limited by their terms to a specific date.

SECTION 14. Miscellaneous.

(A)           This Amendment may be executed in any number of counterparts (including by facsimile or email), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Whenever the context and construction so require, all words herein in the singular number herein shall be deemed to have been used in the plural, and vice versa. The use of the word “including” in this Amendment shall be by way of example rather than by limitation. The use of the words “and” or “or” shall not be inclusive or exclusive.

(B)           This Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified without the written consent of the Borrowers and Administrative Agent. This Amendment shall be considered part of the Agreement and shall be a Note Purchase Document for all purposes under the Agreement and other Note Purchase Documents.

(C)           This Amendment, the Agreement and the Note Purchase Documents constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto. There are no unwritten oral agreements between the parties with respect to the subject matter hereof and thereof.

(D)           This Amendment and the rights and obligations of the parties under this Amendment shall be governed by and construed and interpreted in accordance with the choice of law provisions set forth in the Agreement and shall be subject to the waiver of jury trial and notice provisions of the Agreement.

(E)           Neither the Parent nor any Borrower may assign, delegate or transfer this Amendment or any of their rights or obligations hereunder. No rights are intended to be created under this Amendment for the benefit of any third party done, creditor or incidental beneficiary of the Borrowers or any Company Party. Nothing contained in this Amendment shall be construed as a delegation to Administrative Agent or Noteholders of the Borrowers or any Company Party’s duty of performance, including any duties under any account or contract in which Administrative Agent or Noteholders have a security interest or lien. This Amendment shall be binding upon the Borrowers, the Parent and their respective successors and assigns.

(F)           All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment and no investigation by Administrative Agent or Noteholders shall affect such representations or warranties or the right of Administrative Agent or Noteholders to rely upon them.

(G)           THE BORROWERS AND THE PARENT ACKNOWLEDGE THAT SUCH PERSON’S PAYMENT OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ADMINISTRATIVE AGENT OR ANY NOTEHOLDER. THE BORROWERS AND THE PARENT HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE ADMINISTRATIVE AGENT AND EACH NOTEHOLDER AND THEIR RESPECTIVE PREDECESSORS, ADMINISTRATIVE AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH PERSON MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER NOTE PURCHASE DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

{Signatures appear on following pages.}

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first noted above.

BORROWERS:

AEMETIS ADVANCED FUELS KEYES, INC.

By: /s/ Eric A. McAfee
Name: Eric A. McAfee
Title: Chief Executive Officer

AEMETIS FACILITY KEYES, INC.

By: /s/ Eric A. McAfee
Name: Eric A. McAfee
Title: Chief Executive Officer

PARENT:

AEMETIS, INC.

By: /s/ Eric A. McAfee
Name: Eric A. McAfee
Title: Chief Executive Officer

ADMINISTRATIVE AGENT:

THIRD EYE CAPITAL CORPORATION

By: /s/ Arif N. Bhalwani
Name: Arif N. Bhalwani
Title: Managing Director

Signature Page to Limited Waiver and Amendment No. 17

LENDER:

THIRD EYE CAPITAL CREDIT OPPORTUNITIES FUND – INSIGHT FUND, by its Managing General Partner, THIRD EYE CAPITAL CREDIT OPPORTUNITIES S.A.R.L., as a Noteholder

By: /s/ Paul De Quant
Name: Paul De Quant
Title: Manager

By: /s/ Richard Goddard
Name: Richard Goddard
Title: Manager

LENDER:

NINEPOINT – TEC PRIVATE CREDIT FUND, by its Manager, NINEPOINT PARTNERS LP, by its general partner, NINEPOINT PARTNERS GP INC., as a Noteholder

By: /s/ Kirstin McTaggart
Name: Kirstin McTaggart
Title: Chief Compliance Officer